UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                             FORM 8-K


                          CURRENT REPORT

              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reports)- January 17, 2003




                 THE MAY DEPARTMENT STORES COMPANY
(Exact name of Registrant as specified in its charter)

   Delaware                   I-79               43-1104396
(State or other           (Commission         (IRS Employer
jurisdiction of           File Number)        Identification No.)
incorporation)



  611 Olive Street, St. Louis, Missouri               63101
(Address of principal executive offices)           (Zip code)



       Registrant's telephone number, including area code:
                          (314) 342-6300




Item 5.   Other Events.

     On January 17, 2003, the registrant elected Joyce M. Roche', president and chief executive officer of Girls Incorporated, as a member of its board of directors.


Item 7.   Financial Statements and Exhibits.

     (c) Exhibits. The following documents are filed as Exhibits.


Exhibit No.    Exhibit

     99.1      Press Release, dated January 17, 2003




                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              THE MAY DEPARTMENT STORES COMPANY



     Dated: January 17, 2003       By:    /s/ Richard A. Brickson
                                   Richard A. Brickson
                                   Secretary and Senior Counsel




                           EXHIBIT 99.1

JOYCE M. ROCHE' ELECTED DIRECTOR OF
THE MAY DEPARTMENT STORES COMPANY

     ST. LOUIS, Jan. 17, 2003   The May Department Stores Company
[NYSE: MAY] has elected Joyce M. Roche', president and chief executive officer of Girls Incorporated, as a member of its board of directors.

     Commenting on the election, May Chairman and Chief Executive Officer Gene S. Kahn said, "We are very fortunate to have Ms. Roche' joining us as a director. We will benefit greatly from her marketing background, as well as her experience with both nonprofit organizations and leading corporations. She brings a unique and valuable perspective to our board of directors."

     John L. Dunham, president, said, "Ms. Roche' has tremendous experience as a leader of Girls Incorporated, one of the premier organizations for girls in the United States, and as a senior marketing executive at Avon, Inc., Revlon, Inc., and Carson Products Company."

     Ms. Roche', 55, assumed her position at Girls Incorporated in September 2000. Prior to that, she was with Carson Products Company, an African-American personal care products company, serving as executive vice president, global marketing and subsequently as president and chief operating officer. Ms. Roche' also held marketing positions with Revlon, Inc., and Avon, Inc. While at Avon, she was the company's first African-American female vice president, first African-American vice president of marketing, and first vice president of global marketing.

     Ms. Roche' serves on the board of directors of Anheuser-Busch Companies, SBC Communications, and Tupperware Corporation, and is on the board of trustees of Dillard University in New Orleans and the Queens College (New York) Foundation.

     A native of New Orleans, Ms. Roche' received a B.A. in math education in 1970 from Dillard University and an MBA in 1972 from Columbia University. She also graduated from the Senior
Executive Program at Stanford University in 1991 and holds honorary doctorate degrees from Dillard University and North
Adams State College.

     The May Department Stores Company currently operates 445 department stores under the names of Lord & Taylor, Famous-Barr, Filene's, Foley's, Hecht's, Kaufmann's, L.S. Ayres, Meier & Frank, Robinsons-May, Strawbridge's, and The Jones Store, as well as 180 David's Bridal stores, 235 After Hours Formalwear stores, and 10 Priscilla of Boston stores in its Bridal Group. May operates in 45 states, the District of Columbia, and Puerto Rico.